UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1.	Investment Company Act File Number	Date of Notification

	811-23326	March 11, 2021
2.	Exact name of investment company as specified in registration statement:

American Beacon Sound Point Enhanced Income Fund
3.	Address of principal executive office: (number, street, city, state, zip code)

220 E. Las Colinas Blvd., Suite 1200, Irving, Texas 75039
4.	Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Rosemary Behan
Rosemary K. Behan

Secretary
(Title)

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

March 11, 2021

Dear Shareholder:

This notice is to inform you of the upcoming quarterly repurchase offer by American Beacon Sound Point Enhanced Income (the “Fund”). If you have no need or desire to sell your shares, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders, because shares of this closed-end interval fund are not redeemable daily for cash and are not listed on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to do so. The Fund will not charge a repurchase fee on shares that are accepted for repurchase in this repurchase offer.

Any sale of shares to the Fund pursuant to this repurchase offer is a taxable event. Consult your financial advisor or tax advisor for more information. Please remember that you are not obligated to take any action with respect to your shares at this time.

This repurchase offer period begins on March 11, 2021 and ends (unless suspended or postponed) on the repurchase request deadline at the close of the New York Stock Exchange (which is normally at 4:00 p.m. Eastern Time, but it may close earlier on certain days) on April 7, 2021 (“Repurchase Request Deadline”). Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement and Repurchase Request Form.

If you wish to sell your shares during this repurchase offer period, you can do so in one of the following two ways:

1.	If your shares are held at your financial advisor, broker, dealer, other financial intermediary, or other nominee (“Authorized Intermediary”), please ask your Authorized Intermediary to submit a repurchase request for you. You may be charged a transaction fee for this service by your Authorized Intermediary. A shareholder who holds shares through an Authorized Intermediary should NOT submit the attached Repurchase Request Form to the Fund. Your Authorized Intermediary may impose an earlier deadline than the Repurchase Request Deadline.

2.	If you have a direct account held with the Fund (and as a result receive statements directly from American Beacon Advisors, Inc.), please complete, sign and date the enclosed Repurchase Request Form. In order to process your request, it must be received in good order by the Fund’s transfer agent, DST Asset Manager Solutions, Inc., prior to the close of the New York Stock Exchange on April 7, 2021.

The Fund must receive all repurchase requests in good order prior to the close of the New York Stock Exchange on April 7, 2021.

The Repurchase Request Deadline will be strictly observed. If you or your Authorized Intermediary, as applicable, fail to submit a repurchase request in good order in accordance with the attached Repurchase Offer Statement prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof in this repurchase offer. You will have to wait until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request. Shares will be subject to any fluctuation in net asset value during that period.

If you have any questions, please call 833-262-3226 or refer to the Fund’s current prospectus, which is available at americanbeaconfunds.com, and the attached Repurchase Offer Statement and Repurchase Request Form, which contain additional important information about the repurchase offer, or contact your Authorized Intermediary.

Sincerely,

American Beacon Sound Point Enhanced Income Fund

AMERICAN BEACON SOUND POINT ENHANCED INCOME

REPURCHASE OFFER STATEMENT

March 11, 2021

1.	The Offer. American Beacon Sound Point Enhanced Income Fund (the “Fund”) is offering to repurchase its Y and T Class shares of beneficial interest (the “Shares”) in an amount of up to 8% of the Shares issued and outstanding (the “Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined and discussed below). Repurchases will be made in cash at a price equal to the net asset value (“NAV”) of the Shares as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time) (“NYSE Close”) on the date the NAV of the Shares offered for repurchase is determined (“Repurchase Pricing Date”), upon the terms and conditions set forth herein and in the Repurchase Request Form (for those shareholders who have a direct account with the Fund), and in accordance with the Fund’s current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”). Collectively, these documents constitute the “Offer.” The purpose of the Offer is to provide some liquidity to shareholders, because Shares of this closed-end interval fund are not redeemable daily for cash and are not listed on a stock exchange. The Offer is not conditioned upon the tender for repurchase of any minimum amount of Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your financial advisor, broker, dealer, other financial intermediary, or other nominee (“Authorized Intermediary”), such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

2.	Net Asset Value. The NAV of the Shares as of the NYSE Close on March 4, 2021 was $9.72 per Share for the Y Class and $9.62 per Share for the T Class. You must decide whether to tender Shares prior to the Repurchase Request Deadline, but the NAV per Share at which the Fund will repurchase the Shares will not be calculated until the Repurchase Pricing Date. The NAV per Share can fluctuate, and the NAV per Share on the Repurchase Pricing Date could be lower or higher than the NAV per Share on the date you submit your repurchase request. Please call your Authorized Intermediary or the Fund at 833.262.3226 or visit americanbeaconfunds.com for the Fund’s most current NAV per Share.

3.	Repurchase Request Deadline. All repurchase requests from direct shareholders must be received in good order by the Fund on or before the NYSE Close on April 7, 2021 (the “Repurchase Request Deadline”). If you hold your Shares through an Authorized Intermediary, you will need to ask your Authorized Intermediary to submit your repurchase request for you by the Repurchase Request Deadline. Your Authorized Intermediary will tender your Shares to the Fund on your behalf. You should be sure to advise the Fund or your Authorized Intermediary of your intentions in a timely manner. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in good order to the Fund by the Repurchase Request Deadline, or in the form requested by your Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit your request to the Fund by the Repurchase Request Deadline, or if your Authorized Intermediary otherwise fails to submit your request to the Fund by the Repurchase Request Deadline, you will be unable to sell your Shares to the Fund until a subsequent repurchase offer, and you will have to resubmit your request for that offer. Shares will be subject to any fluctuation in NAV during that period. You may withdraw or change your repurchase request at any point before the Repurchase Request Deadline as described in paragraph 8 below. It is expected that the repurchase request deadline for the next quarterly repurchase offer after the Offer described herein will be on July 7, 2021.

4.	Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share will fluctuate between those dates.

5.	Payment for Shares Repurchased. Payment for all Shares repurchased pursuant to this Offer will be made not later than seven days after the Repurchase Pricing Date.

6.	Increase in Number of Shares Repurchased. If shareholders tender for repurchase more Shares than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund repurchases by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

7.	Pro Rata Repurchase. If the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. If proration is necessary, the Fund will generally inform you or your Authorized Intermediary, as applicable, of the proration on the business day following the Repurchase Request Deadline. The number of Shares each shareholder asked to have repurchased will, as a general rule, be reduced by the same percentage. If any Shares that you have tendered to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and submit a new repurchase request, and your repurchase request will not be given any priority over other investors’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in this Offer or in any subsequent repurchase offer, and the NAV of your Shares is likely to fluctuate between repurchase offers. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular repurchase offer, thereby increasing the likelihood of proration. There is no assurance that you will be able to sell as many of your Shares as or when you desire to sell them, even if you tender all the Shares that you own.

8.	Modification or Withdrawal of Shares to be Repurchased. If your Shares are held at your Authorized Intermediary, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to your Authorized Intermediary. In the event you decide to modify or withdraw your tender, you should provide your Authorized Intermediary with sufficient notice prior to the Repurchase Request Deadline. If you have a direct account held with the Fund, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to DST Asset Manager Solutions, Inc. at the address indicated in the enclosed Repurchase Request Form.

9.	Repurchase Fees. The Fund will not charge a repurchase fee on Shares that are accepted for repurchase in this Offer. The Fund is, however, permitted to charge a repurchase fee of up to 2.00%, and may choose to introduce, or modify the amount of, a repurchase fee for subsequent repurchase offers at any time. Additionally, if your Shares are held at your Authorized Intermediary, the intermediary may charge transaction or other fees in connection with your repurchase request.

10.	Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Offer in limited circumstances and only by a vote of a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940. The limited circumstances include the following: (A) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (see “Certain U.S. Federal Income Tax Consequences” below); (B) for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund; or (E) under certain other circumstances set forth in Rule 23c-3 that would apply only in the case that shares of the Fund become publicly traded. You will be notified if the Fund suspends or postpones the Offer.

11.	Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of the U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders pursuant to the Offer. This summary is based on U.S. federal income tax law as of the date the Offer begins, including the Code, applicable U.S. Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisors regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to the Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to the Offer generally will be treated as having sold such Shares, and will recognize gain or loss on such sale, if, after the application of certain constructive ownership rules, (i) such shareholder tenders, and the Fund repurchases, all of such shareholder’s Shares, or such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Offer, or (ii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code. For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances. If a shareholder tenders, or the Fund repurchases, fewer than all of the Shares that such shareholder owns or is considered to own, the repurchase may not qualify as a sale or an exchange. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than twelve months.

If a purchase of Shares pursuant to the Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s earnings and profits allocable to such distribution, and thereafter as a return of capital to the extent of the shareholder’s basis in the Shares, and thereafter as a taxable capital gain. In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a further risk that shareholders whose percentage ownership of the Fund increases as a result of the Offer, including shareholders who do not tender any Shares pursuant to the Offer, will be deemed to have received a constructive distribution in an amount determined by the increase of their percentage ownership of the Fund as a result of the Offer. Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to the distribution. Such treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the Treasury regulations.

Under the “wash sale” rules under the Code, provided the purchase of Shares pursuant to the Offer is treated as a sale or exchange (and not a distribution as described above), loss recognized on Shares repurchased pursuant to the Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after such purchase and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. In addition, there may be additional withholding with regard to non-U.S. shareholders. Shareholders should consult the Fund’s current Prospectus and “Tax Information” in the current Statement of Additional Information for further details. All shareholders are urged to consult their tax advisors regarding the specific tax consequences of participating in the Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.

FATCA. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder at a rate of 30% on ordinary dividends it pays.

If a payment by the Fund pursuant to the Offer is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption. Shareholders should consult “Tax Information” in the Fund’s Statement of Additional Information for further details.

12.	Requests for Repurchase in Good Order. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in good order or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

Neither the Fund, its distributor and principal underwriter, its investment manager, nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

* * *

None of the Fund, its Board of Trustees, American Beacon Advisors, Inc. or any affiliates of the foregoing, make any recommendation to any shareholder as to whether to tender or refrain from tendering Shares or any particular amount of Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s current Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or its affiliates.

For the Fund’s most recent NAV per Share and other information, or for a copy of the Fund’s current Prospectus, contact your Authorized Intermediary or call the Fund at 833.262.3226 or visit americanbeaconfunds.com.

Date: March 11, 2021

Distributed by Resolute Investment Distributors, Inc.	SPEI-REP-NOT-1	03/21

REPURCHASE REQUEST FORM
American Beacon Sound Point Enhanced Income Fund

Contact Information: Phone: 833.262.3226 Fax: 833.742.3081	Overnight Mailing Address: American Beacon Interval Funds c/o DST AMS 430 W. 7th Street, Suite 219090 Kansas City, MO 64105-1407	Regular Mailing Address: American Beacon Interval Funds P.O. Box 219090 Kansas City, MO 64121-9090

For Accounts Held Directly with American Beacon Advisors, Inc. (“American Beacon”)

If your American Beacon Interval Fund account is held through a financial adviser, broker, dealer or other financial intermediary, do not submit this form. Please contact your financial adviser, broker, dealer or other financial intermediary to submit your repurchase request.

This Repurchase Request Form is for clients who wish to tender shares for repurchase from their American Beacon Interval Fund account held directly with American Beacon. Shares will be repurchased at a price equal to their net asset value per share on the Repurchase Pricing Date. An Authorized Person elected on the account application must submit this form via fax or mail prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If the request is not received by the transfer agent in good order prior to the Repurchase Request Deadline, the request will not be honored.

The Fund is permitted, subject to Board approval, to charge a repurchase fee of up to 2.00%. (See “Periodic Repurchase Offers” in the Fund’s Prospectus.) Additional information about the repurchase fee applicable to this offer, if any, may be found in the accompanying cover letter and Repurchase Offer Statement. For more information about the Fund, please visit americanbeaconfunds.com.

Repurchase Request Deadline is April 7, 2021.

1.	Account Information

	Account Name:	Account Number:

2.	Repurchase Information

A.	Fund name and share class	Fund Ticker	Fund number

American Beacon Sound Point Enhanced Income Fund (Y Class)		SPEYX	6000

B.	Select the amount requested

☐	Share Amount:	☐ Dollar Amount:	$

C.	Deliver proceeds to

☐	Address of record via check	☐	Bank account on record

REPURCHASE REQUEST FORM

3.	Signature(s) and Certification

Your signature(s) below must correspond exactly to the Authorized Person(s) elected on the account. Provision of this form should not be construed to cause American Beacon, or its affiliates to become an investment advice fiduciary under ERISA or the Internal Revenue Code of 1986, as amended.

☐	By asking the Fund to repurchase shares, I (we) accept the Fund’s Purchase Offer as provided in this Repurchase Request Form, the accompanying cover letter and Repurchase Offer Statement, and the Fund’s Prospectus and Statement of Additional Information. Payment for shares will be issued in the name of the registered account holder to the payment instructions selected in section 2.

☐	The undersigned hereby represents and warrants that: (a) when and to the extent the Fund accepts the Shares for repurchase, the Fund will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (b) on request, the undersigned will execute and deliver any additional documents the Fund or its principal underwriter deems necessary or desirable to complete the assignment, transfer and repurchase of the Shares tendered hereby; and (c) the undersigned has read and agrees to all of the terms of the Offer.

☐	The undersigned understands that acceptance of Shares by the Fund for repurchase will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

☐	All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

Print Name:	Title:

Telephone Number:	Email:

Signature:	Date:

Print Name:	Title:

Telephone Number:	Email:

Signature:	Date:

(If joint account, both must sign)

American Beacon Interval Funds • P.O. Box 219090, Kansas City, MO, 64121-9090 • 833.262.3226 • americanbeaconfunds.com

©2021 American Beacon Advisors, Inc. All rights reserved

Distributed by Resolute Investment Distributors, Inc.	SPEI-REP-APP-1	03/21

REPURCHASE POLICY AND CALENDAR
American Beacon Sound Point Enhanced Income Fund

Structure: Registered, Closed-End Interval Fund, Investment Company Act of 1940

www.americanbeaconfunds.com • 833.262.3226

According to the American Beacon Sound Point Enhanced Income Fund (“the Fund”) repurchase policy, repurchases of between 5% and 25% of the Fund’s outstanding Shares are permitted for each quarterly repurchase offer. Currently, the Fund is expected to offer to repurchase 8% of the Fund’s outstanding shares at net asset value (“NAV”) per share, reduced by any applicable repurchase fee, subject to approval of the Fund’s Board of Trustees. The schedule requires the Fund to make repurchase offers every three months. The date on which the repurchase price for shares is determined will occur no later than the 14th day after the Repurchase Price and Request Deadline (or the next business day, if the 14th day is not a business day).

The Repurchase Price and Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Price and Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Price and Request Deadline.

	FIRST QUARTER 2021	SECOND QUARTER 2021	THIRD QUARTER 2021	FOURTH QUARTER 2021
Repurchase Offer Record Date	11/30/2020	2/26/2021	5/28/2021	8/31/2021
Repurchase Offer Notice Date	12/10/2020	3/11/2021	6/10/2021	9/9/2021
Repurchase Price and Request Deadline	1/6/2021	4/7/2021	7/7/2021	10/6/2021

Dividend Reinvestment Policy

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at American Beacon Sound Point Enhanced Income Fund, P.O. BOX 219090, Kansas City, MO 64121-9090. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy.

American Beacon is a registered service mark of American Beacon Advisors, Inc. American Beacon Sound Point Enhanced Income Fund is a service mark of American Beacon Advisors, Inc.

American Beacon Interval Funds • P.O. Box 219090, Kansas City, MO, 64121-9090 • 833.262.3226 • americanbeaconfunds.com

©2020 American Beacon Advisors, Inc. All rights reserved

Distributed by Resolute Investment Distributors, Inc.	SPEI-CAL-2021	09/20